SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 12, 2024, to the Prospectus dated December 29, 2023.

MFS® Value Fund

Effective December 31, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Thomas Crowley	December 2024	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Nevin Chitkara has announced his intention to retire effective May 1, 2026, and he will no longer be a portfolio manager of the fund as of that date.

Effective December 31, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Thomas Crowley	Portfolio Manager	Employed in the investment area of MFS since 2007

EIF-SUP-I-091224